CODE OF BY-LAWS
                                       OF
                             Lilly Industries, Inc.

                   AS COMPLETELY RESTATED ON JANUARY 31, 1992
                      As further amended on April 22, 1993,
                     As further amended on October 1, 1993,
                       As further amended on June 21, 1996

                                TABLE OF CONTENTS


ARTICLE 1 - DEFINITION OF CERTAIN TERMS......................................  1

         Section 1.01.             Act.......................................  1
         Section 1.02.             Articles of Incorporation.................  1
         Section 1.03.             Board.....................................  1
         Section 1.04.             By-Laws...................................  1
         Section 1.05.             Class A Stock.............................  1
         Section 1.06.             Class B Stock.............................  1
         Section 1.07.             Corporation...............................  1
         Section 1.08.             Director..................................  1
         Section 1.09.             Officers..................................  1
         Section 1.10.             Principal and Registered Office and
                                   Registered Agent..........................  2
         Section 1.11.             Shareholders..............................  2
         Section 1.12.             Stock Register............................  2

ARTICLE 2 - CAPITAL STOCK....................................................  2

         Section 2.01.             Amount and Classes........................  2
         Section 2.02.             Stock Register............................  2
         Section 2.03.             Issuance and Transfer of Class A Stock,
                                    Class B Stock and Escrow Receipts........  2
                  Clause 2.031.             Class A Stock....................  2
                  Clause 2.032.             Class B Stock....................  3
                  Clause 2.033.             Escrow Receipts..................  3
         Section 2.04.             Lost, Stolen or Destroyed Certificates
                                   and Escrow Receipts.......................  3
         Section 2.05.             Issue and Consideration for Shares........  4
         Section 2.06.             Certificates for Class A Shares...........  4
         Section 2.07.             Certificates for Class B Shares...........  6
         Section 2.08.             Certificates for Escrow Receipts..........  9
         Section 2.09.             Certificates Issued Prior to Payment...... 13
         Section 2.10.             Transfer Regulations...................... 13

ARTICLE 3 - THE SHAREHOLDERS................................................. 13

         Section 3.01.             Annual Meeting............................ 13
         Section 3.02.             Special Meetings.......................... 13
         Section 3.03.             Place of Meetings......................... 14
         Section 3.04.             Record Date............................... 14
         Section 3.05.             Notice of Meetings........................ 14
         Section 3.06.             Waiver of Notice.......................... 15
         Section 3.07.             Addresses of Shareholders................. 15
         Section 3.08.             Shareholders Lists........................ 15
         Section 3.09.             Proxies................................... 15
         Section 3.10.             Quorum.................................... 16

ARTICLE 4  - THE BOARD OF DIRECTORS.......................................... 16

         Section 4.01.             Number of Members......................... 16
         Section 4.02.             Qualification of Members.................. 16
         Section 4.03.             Election of Members....................... 16
         Section 4.04.             Vacancies................................. 17
         Section 4.05.             Removal of Members........................ 17
         Section 4.06.             Resignation of Members.................... 17
         Section 4.07.             Annual Meeting............................ 17
         Section 4.08.             Regular Meetings.......................... 17
         Section 4.09.             Special Meetings.......................... 18
         Section 4.10.             Meeting by Telephone, Etc................. 18
         Section 4.11.             Quorum.................................... 18
         Section 4.12.             Action Without Meeting.................... 19
         Section 4.13.             Powers of Directors....................... 19
         Section 4.14.             Dividends................................. 19
         Section 4.15.             Compensation of Directors................. 19

ARTICLE 5 - COMMITTEES OF THE BOARD OF DIRECTORS............................. 19

         Section 5.01.             Creation of Committees.................... 19
         Section 5.02.             Powers of a Committee..................... 20
         Section 5.03.             Meetings; Procedure; Quorum; Etc.......... 20

ARTICLE 6 - THE OFFICERS..................................................... 20

         Section 6.01.             Number of Officers........................ 20
         Section 6.02.             Qualifications of Officers................ 20
         Section 6.03.             Election and Appointment of Officers...... 20
         Section 6.04.             Removal of Officers....................... 21
         Section 6.05.             Resignation of Officers................... 21
         Section 6.06.             Vacancies................................. 21
         Section 6.07.             The Chairman of the Board................. 21
         Section 6.08.             The Chairman of the Executive Committee... 21
         Section 6.09.             The President............................. 22
         Section 6.10.             The Vice-Presidents....................... 22
         Section 6.11.             Assistant Vice-Presidents................. 22
         Section 6.12.             The Secretary............................. 22
         Section 6.13.             Assistant Officers........................ 22
         Section 6.14.             Function of Offices....................... 23
         Section 6.15.             Delegation of Authority................... 23
         Section 6.16.             Compensation of Officers.................. 23

ARTICLE 7 - LIMITATION OF LIABILITY.......................................... 23

         Section 7.01.             General Limitation........................ 23
         Section 7.02.             Savings Clause............................ 23


ARTICLE 8 - INDEMNIFICATION.................................................. 24

         Section 8.01.             Indemnification of Officers and
                                   Employees................................. 24
         Section 8.02.             Indemnification Procedure................. 24

         Section 8.03.             Good Faith Defined........................ 25
         Section 8.04.             Payment of Expenses in Advance............ 25
         Section 8.05.             Rights Not Exclusive...................... 26
         Section 8.06.             Vested Right to Indemnification........... 26
         Section 8.07.             Additional Definitions.................... 26
         Section 8.08.             Payments as a Business Expense............ 27

ARTICLE 9 - MISCELLANEOUS MATTERS............................................ 27

         Section 9.01.             Fiscal Year............................... 27
         Section 9.02.             Place of Keeping Corporate Books and
                                   Records................................... 27
         Section 9.03.             Seal...................................... 28
         Section 9.04.             Execution of Negotiable Instruments....... 28
         Section 9.05.             Execution of Deeds, Contracts, Etc........ 28
         Section 9.06.             Ordinary Contracts and Agreements......... 29
         Section 9.07.             Endorsement of Certificates for Shares.... 29
         Section 9.08.             Voting of Shares Owned by Corporation..... 29

ARTICLE 10 - AMENDMENTS...................................................... 29

                                 CODE OF BY-LAWS
                                       OF
                             Lilly Industries, Inc.

                   AS COMPLETELY RESTATED ON JANUARY 31, 1992
                      As further amended on April 22, 1993,
                     As further amended on October 1, 1993,
                       As further amended on June 21, 1996

                                    ARTICLE 1

                           DEFINITION OF CERTAIN TERMS


         Section  1.01.   Act.  The  term  "Act"  means  the  Indiana   Business
Corporation Law, as amended from time to time.

         Section 1.02. Articles of Incorporation. The term "Articles" means the Amended and Restated Articles of Incorporation of the Corporation, filed with and certified by the Secretary of State of Indiana on April 21, 1988, as now in force or hereafter amended.

         Section 1.03. Board. The term "Board" means the Board of Directors of the Corporation.

         Section 1.04. By-Laws. The term "By-Laws" means this Code of By-Laws, as now in force or hereafter amended.

         Section 1.05. Class A Stock. The term "Class A Stock" means the shares of Class A Common Stock of the Corporation which the Corporation is authorized to issue pursuant to the Articles.

         Section 1.06. Class B Stock. The term "Class B Stock" means the shares of Class B Common Stock of the Corporation which the Corporation is authorized to issue pursuant to the Articles.

         Section  1.07.   Corporation.   The  term  "Corporation"   means  Lilly
Industries, Inc.

         Section 1.08. Director. The term "Director" means a member of the Board.

         Section 1.09. Officers. The term "Officers" means the duly elected and appointed officers of the Corporation. The terms "Chairman of the Board," "Chairman of the Executive Committee," "President," "Vice-President," "Assistant Vice-President," "Secretary," "Assistant Secretary," and the titles of other Officers chosen in accordance with Section 6.01 of the By-Laws mean, respectively, the individuals serving as the duly elected, qualified and acting officers of the Corporation, from time to time, in their respective capacities as such.

         Section 1.10. Principal and Registered Office and Registered Agent. The terms "Principal Office," "Registered Office," and "Registered Agent" mean the offices and agent of the Corporation stated in Article 4 of the Articles, or if one or more statements of change indicating a change in the location of any such office or the name of such agent has been filed in accordance with the Act, the office or agent, respectively set forth in the most recently filed of such statements.

         Section 1.11. Shareholders. The term "Shareholders" means the persons shown by the records of the Corporation (or its Transfer Agent) to be the holders of the duly authorized, issued and outstanding shares of Class A Stock and Class B Stock, unless otherwise indicated.

         Section 1.12. Stock Register. The term "Stock Register" means the Stock Register of the Corporation to which reference is made in Section 2.02 hereof.


                                    ARTICLE 2

                                  CAPITAL STOCK


         Section 2.01. Amount and Classes. The authorized capital stock of the Corporation is divided into 48,500,000 shares of Class A Stock and 1,500,000 shares of Class B Stock. The designations, relative rights, preferences, qualifications, limitations, and restrictions of the capital stock of the Corporation are as set forth in the Articles.

         Section 2.02. Stock Register. The Secretary shall maintain a Stock Register in which shall be registered each transaction involving the issuance, transfer and cancellation of shares of Class B Stock, and the issuance, split-up and cancellation of Escrow Receipts.

         Section 2.03. Issuance and Transfer of Class A Stock, Class B Stock and Escrow Receipts. The Class A Stock, Class B Stock and Escrow Receipts of the Corporation shall be issued and transferred as follows:

                  Clause 2.031. Class A Stock. Bank One, Indianapolis, N A., a national banking association, is appointed the agent of the Corporation with the title "Transfer Agent" (and Registrar for Class A Stock) and the authority to effect the issue, transfer, and registration of the certificates representing 48,500,000 shares of Class A Stock when signed by the Chairman of the Board, the President or a Vice-President, and the Secretary or an Assistant Secretary, with the seal of the Corporation or a facsimile thereof thereunto affixed, stating the name of the registered holder and the number of shares represented thereby. If such certificate is countersigned by the written signature of the Transfer Agent, the signatures of the officers of the Corporation may be facsimiles. If the person who signed (either manually or in facsimile) a certificate no longer holds office when the certificate is issued, the certificate is nevertheless valid. All certificates presented for transfer shall be properly endorsed by the registered holder or by his duly authorized attorney (and guaranteed as required by the Transfer Agent), and shall be accompanied by any additional documents required by the Indiana Uniform Commercial Code, as now in force or hereafter amended.

                  Clause 2.032. Class B Stock. The Corporation is authorized to effect the issue, transfer, and registration of the certificates representing 1,500,000 shares of Class B Stock when signed by the Chairman of the Board, the President or a Vice- President, and the Secretary or an Assistant Secretary, with the seal of the Corporation or a facsimile thereof thereunto affixed, stating the name of the registered holder and the number of shares represented thereby, subject, nevertheless, to compliance with the provisions of Sections 6.2, 6.3, and 6.4 of the Articles. All certificates presented for transfer shall be properly endorsed by the registered holder or by his duly authorized attorney, and shall be accompanied by any additional documents required by the Indiana Uniform Commercial Code, as now in force or hereafter amended.

                  Clause 2.033. Escrow Receipts. The Corporation is authorized to effect the issue, split-up and cancellation of the certificates representing Escrow Receipts for Certificates Representing Class B Stock when signed by the Chairman of the Board, the President or a Vice-President, and the Secretary or an Assistant Secretary, with the seal of the Corporation or a facsimile thereof thereunto affixed, stating the name of the registered holder and the number of shares of Class B Stock covered by each Escrow Receipt, subject, nevertheless, to compliance with the provisions of Section 6.2 of the Articles. All certificates for Escrow Receipts presented for split-up shall be properly endorsed by the registered holder or by his duly authorized attorney, and such endorsement or endorsements shall be witnessed by one witness. The requirement for such witnessing may be waived, in writing, upon the form of endorsement by the Chairman of the Board, the President, a Vice-President, or the Secretary of the Corporation.

         Section 2.04. Lost, Stolen or Destroyed Certificates and Escrow Receipts. Upon the presentation of a proper requisition conforming to the requirements of the Transfer Agent, the Transfer Agent shall deliver a new certificate representing Class A Stock in lieu of a lost, stolen or destroyed certificate representing Class A Stock. The Corporation may, pursuant to a resolution duly adopted by its Board, deliver in lieu of a lost, stolen or destroyed certificate representing Class B Stock, or in lieu of a lost, stolen or destroyed Escrow Receipt, a new certificate for Class B Stock or a new Escrow Receipt (as the case may be).

         Section 2.05. Issue and Consideration for Shares. The Board shall cause the Corporation to issue shares of capital stock of the Corporation for such consideration as shall have been fixed by the Board, subject to the provisions of the

Articles. The adequacy of the consideration is to be determined by the Board, and that determination is conclusive insofar as the adequacy of the consideration for the shares relates to whether the shares are validly issued, fully paid, and nonassessable. Once the Corporation receives the consideration for which the Board authorized the issuance of the shares, the shares are fully paid and nonassessable. If the consideration for certain shares issued by the Board is to be paid in installments, such shares may not be voted in any matter if one or more of such installments is due and unpaid.

         Section 2.06. Certificates for Class A Shares. Each holder of Class A Stock shall be entitled to a certificate, signed by the Chairman of the Board, the President or a Vice-President, and the Secretary or an Assistant Secretary, with the seal of the Corporation, or a facsimile thereof, affixed to it. The certificate shall state the name of the registered holder, the number of shares represented by the certificate, and whether such shares have been fully paid and are not liable to any further call or assessment. If such certificate is countersigned by the written signature of the Transfer Agent, the signatures of the Officers of the Corporation may be facsimiles. Such certificates shall be substantially in the following form:


                         (Form for Face of Certificate)

                       INCORPORATED UNDER THE LAWS OF THE
                                STATE OF INDIANA


------------------------------                  --------------------------------
         Number                                               Shares


                                  {Lilly Logo}

                             Lilly Industries, Inc.
                         CLASS A STOCK WITHOUT PAR VALUE

                                                                    Cusip Number

         THIS CERTIFIES That ________________________________ is the
registered holder of _________________________________ SHARES OF
CLASS A STOCK, WITHOUT PAR VALUE, OF

                             Lilly Industries, Inc.

fully paid and not liable to any further call or assessment, and transferable only on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar of the Corporation.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         Dated ____________________

         --------------------------                -----------------------------
         Secretary                                 President

         (FACSIMILE SEAL)
                           (Legend to appear on face of certificate.)

         Countersigned and Registered:

                          Bank One, Indianapolis, N.A.
                              Indianapolis, Indiana
                          Transfer Agent and Registrar,


By           ______________________________________________
                               Authorized Officer

                         (Form for Back of Certificate)

         The Corporation will furnish the holder of record, upon written request and without charge, a full statement of the designations, relative rights, interests, preferences, limitations, and restrictions of the Class A Stock and Class B Stock of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --     as tenants in common            UNIF GIFT MIN ACT --
                                               ______Custodian______
TEN ENT --     as tenants by                   (Cust)                  (Minor)
               entireties                      under Uniform Gifts to
                                               Minors
JT TEN  --     as joint tenants with
               right of survivorship           Act________________
               and not as tenants in                  (State)
               common

         Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, _____ HEREBY SELL, ASSIGN AND TRANSFER
UNTO   ___________________________________________________________

-----------------------------------------------------------------
(PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE)

-----------------------------------------------------------------

-----------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP
CODE OF ASSIGNEE)

-----------------------------------------------------------------

___________________________________________________________SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT __________________________________________,
ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE
PREMISES.

Dated ________________________




                                                  ------------------------------
                                                  SIGNATURE OF REGISTERED HOLDER


         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN
EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
CHANGE WHATEVER.

         Section 2.07. Certificates for Class B Shares. Each holder of the Class B Stock shall be entitled to a certificate, signed by the Chairman of the Board, the President or a Vice-President, and the Secretary or an Assistant Secretary, with the seal of the Corporation, or a facsimile thereof, affixed to it. The certificate shall state the name of the registered holder, the number of shares represented by the certificate, and whether such shares have been fully paid and are not liable to any further call or assessment. Such certificates shall be substantially in the following form:

                         (Form for Face of Certificate)

                       INCORPORATED UNDER THE LAWS OF THE
                                STATE OF INDIANA


  ------------------------------                --------------------------------
         Number                                               Shares

                             Lilly Industries, Inc.

                                  CLASS B STOCK

         THIS CERTIFIES That ______________________ is the registered holder of ____________________________ shares of Class B Stock, without par value, of

                             Lilly Industries, Inc.

fully paid and not liable to any further call or assessment, and transferable only on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

         A statement of the designations, relative rights, interests, preferences, qualifications, limitations or restrictions, and of the voting rights, of the Class A Stock and Class B Stock of the Corporation, including, particularly the limitations upon alienation of the title to the shares of Class B Stock, will be furnished by the Corporation to the registered holder upon written request without charge.

         This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation, as the same may be now or hereafter amended. A copy of the complete provisions of the Articles of Incorporation, as now or hereafter amended, will be kept on file, and open for inspection by shareholders, in the office of the Secretary of the Corporation; and the holder of this certificate by the acceptance hereof assents to all such provisions.

         WITNESS the seal of the Corporation and the signatures of its duly authorized officers.



         Dated ____________________



                                                     ---------------------------
                                                     President

In the presence of



-------------------------
   Secretary


                  (SEAL)


                         (Form for Back of Certificate)

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --   as tenants in common               UNIF GIFT MIN ACT --
                                                ______Custodian______
TEN ENT --   as tenants by                      (Cust)                  (Minor)
             entireties                         under Uniform Gifts to
                                                Minors
JT TEN  --   as joint tenants with
             right of survivorship              Act________________
             and not as tenants in                     (State)
             common


         Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, _______ HEREBY SELL, ASSIGN AND TRANSFER UNTO ___________________________________________________________

----------------------------------------------------------------
(PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE)

----------------------------------------------------------------

----------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP
CODE OF ASSIGNEE)

----------------------------------------------------------------

__________________________________________________________SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT_______________________________, ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


Dated ________________________


                                                --------------------------------
                                                SIGNATURE OF REGISTERED HOLDER


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


         Section 2.08. Certificates for Escrow Receipts. Each holder of the Class B Stock shall be entitled to an "Escrow Receipt for Certificates Representing Class B Stock" of the Corporation signed by the Chairman of the Board, the President or a Vice President, and the Secretary or an Assistant Secretary, with the seal of the Corporation, or facsimile thereof, affixed to it. The Escrow Receipt shall state the name of the registered holder and the number of shares of Class B Stock covered by the Escrow Receipt; subject, nevertheless, to compliance with the provisions of Section 6.2 of the Articles. Such certificates for Escrow Receipts shall be substantially in the following form:

                        (Form for Face of Escrow Receipt)

                       INCORPORATED UNDER THE LAWS OF THE
                                STATE OF INDIANA

Number __________                                             __________  Shares


                             Lilly Industries, Inc.

                                 ESCROW RECEIPT
                   FOR CERTIFICATES REPRESENTING CLASS B STOCK

         THIS  IS  TO  CERTIFY  THAT  ___________________________,  who  is  the
registered holder of shares of Class B Stock, without par value (hereinafter referred to as the "Subject Shares"), of Lilly Industries, Inc. (hereinafter referred to as the "Corporation"), represented by certificate(s) No(s). ________ (hereinafter referred to as the "Subject Certificate"), has duly endorsed the Subject Certificate in blank and has delivered the same to the Corporation as Escrow Agent for Key Person Holders of Shares of Class B Stock, for deposit by it in the Safety Deposit Box for Certificates Representing Class B Stock maintained for the purpose under the name "Lilly Industries, Inc., Escrow Agent for Key Person Holders of Shares of Class B Stock," at the Principal Office of the Corporation or at a bank duly designated by the Board of Directors of the Corporation; and that such registered holder has been issued this Escrow Receipt to evidence such endorsement, delivery and deposit.

         Upon the happening of any one or more of the following events:

                  i. The death of the registered holder, and the conclusion of administration of his estate;

                  ii. The discharge of the registered holder, if an employee, by the Corporation or one of its Subsidiaries;

                  iii. The retirement of the registered holder, if an employee, from the active service of the Corporation or one of its Subsidiaries, whether pursuant to a retirement plan or not;

                  iv. The termination by the registered holder, if an employee, of his employment by the Corporation or one of its Subsidiaries;

                          v. The decision of the registered holder to sell or otherwise dispose of the above shares of Class B Stock registered in his name; or the decision of a pledgee or other transferee of this "Escrow Receipt for Certificates Representing Class B Stock" to sell or otherwise dispose of the shares of Class B Stock represented by this Escrow Receipt

         (hereinafter referred to as the "Events of Exchange"), the Corporation shall be entitled and obligated to issue and deliver, and the holder of this Escrow Receipt (including the registered holder, pledgee or other transferee) shall be entitled and obligated to receive a certificate representing the same number of shares of Class A Stock of the Corporation in lieu of the Subject Shares represented by the Subject Certificate; and the Corporation shall upon the happening of any one or more of such Events of Exchange be entitled to remove the Subject Certificate from the Safety Deposit Box for Certificates Representing Class B Stock and transfer the same into a new certificate for Class B Stock standing in the name of the Corporation.

         A statement of the designations, relative rights, interests, preferences, qualifications, limitations or restrictions, and of the voting rights, of the Class A Stock and Class B Stock of the Corporation, including particularly the limitations upon alienation of the title to the shares of Class B Stock represented by this Escrow Receipt, will be furnished by the Corporation to the registered holder upon written request without charge.

         This Escrow Receipt and the Subject Shares and Subject Certificate represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation and Code of By-Laws of the Corporation, as the same may be now or hereafter amended. A copy of the complete provisions of the Articles of Incorporation, as now or hereafter amended, as well as a copy of the Code of By-Laws of the Corporation, as now or hereafter amended, will be kept on file, and open for inspection by holders of Escrow Receipts, in the office of the Secretary of the Corporation; and the holder of this Escrow Receipt, (including the registered holder, pledgee or other transferee), by the acceptance hereof, assents to all such provisions.

         This Escrow Receipt is negotiable by endorsement upon the back hereof, and, except as otherwise provided in the Articles of Incorporation, any such negotiation shall vest any holder of this Escrow Receipt with the same rights, and subject him to the same obligations, as the registered holder; but no holder (including the registered holder, pledgee or other transferee hereof) shall be entitled to re-registration hereof.

         IN WITNESS WHEREOF, the Corporation has caused this Escrow Receipt to be executed for and on its behalf as Escrow Agent for

Key Person Holders of Shares of Class B Stock by its President and its seal to be affixed hereto and attested by its Secretary, this ____ day of ____________, 19_____

                                      Lilly Industries, Inc.

         (SEAL)                       Escrow Agent for Key Person
                                      Holders of Shares of Class B Stock

                                      By _______________________________
                                            President

Attest:

-------------------------
Secretary



                         (Form for Back of Certificate)

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --    as tenants in common              UNIF GIFT MIN ACT --
                                                ______Custodian______
TEN ENT --    as tenants by                     (Cust)                  (Minor)
              entireties                        under Uniform Gifts to
                                                Minors
JT TEN  --    as joint tenants with
              right of survivorship             Act________________
              and not as tenants in                    (State)
              common

         Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, ______ HEREBY SELL, ASSIGN AND TRANSFER UNTO __________________________________________________________

----------------------------------------------------------------
(PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE)

----------------------------------------------------------------

----------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP
CODE OF ASSIGNEE)

----------------------------------------------------------------

----------------------------------------------------------------

__________________________________________________________SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _______________________________, ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


Dated ___________________


                                            -----------------------------------
                                            SIGNATURE OF REGISTERED HOLDER


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

         Section 2.09. Certificates Issued Prior to Payment. If any certificate representing shares of the capital stock of the Corporation is issued but the shares represented thereby are not fully paid up, such certificate shall be legibly stamped to indicate the per centum which has been paid up, and as further payments are made thereon, the certificate shall be stamped accordingly.

         Section 2.10. Transfer Regulations. The Board shall have the power, without the assent or vote of the Shareholders, to adopt "Regulations Respecting Issue, Transfer and Registration of the Capital stock of Lilly Industries, Inc.," which may also include regulations respecting Escrow Receipts (the "Transfer Regulations"). The Board shall also have the power to alter, amend or repeal the Transfer Regulations from time to time.


                                    ARTICLE 3

                                THE SHAREHOLDERS


         Section 3.01. Annual Meeting. The annual meeting of Shareholders shall be held in April of each year. Failure to hold the annual meeting at the designated time or designated place does not affect the validity of any corporate action. The annual meeting shall be held for the purposes of electing individuals to each position upon the Board and acting upon such other questions and matters as may properly come before the meeting. The annual meeting shall be called by the Board.

         Section 3.02. Special Meetings. Special meetings, for any purpose or purposes (unless otherwise prescribed by law), may be called by the Board, the Chairman of the Board or the President, and shall be called by the Chairman of the Board, the President or any Vice-President at (a) the request, in writing, of a majority of the Board, or (b) at the written demand, delivered to the Secretary, of Shareholders holding of record not less than 25% of the voting power of all the shares of the Corporation issued and outstanding and entitled by the Articles to vote on the business proposed to be transacted thereat. All requests or demands for special meetings shall state the purpose or purposes thereof, and the business transacted at such meeting shall be confined to the purposes stated in the call and matters germane thereto.

         Section 3.03. Place of Meetings. All meetings of Shareholders shall be held at such place, within or without the State of Indiana, as may be specified in the respective notices or waivers of notice thereof, or proxies to represent Shareholders thereat.

         Section 3.04. Record Date. For the purpose of determining the Shareholders entitled to notice of, or to vote at, any meeting of the Shareholders, for the purpose of determining the Shareholders entitled to receive payment of any dividend or other distribution, for the purpose of demanding a special meeting of the Shareholders, or in order to make a determination of the Shareholders for any other corporate purpose, the Board may fix in advance a record date. A record date determining the Shareholders entitled to notice of a meeting of the Shareholders, to vote, to demand a special meeting, or to take other action may not be more than 70 days before the meeting or action requiring the determination of Shareholders. If no record date is fixed for the determination of the Shareholders entitled to notice of, or to vote at, a meeting of the Shareholders, then the date 45 days before the date of the meeting shall be the record date of the meeting. A new record date must be fixed if a meeting of Shareholders is adjourned to a date more than 120 days after the date fixed for the original meeting. If no record date is fixed for the determination of the Shareholders entitled to receive payment of a dividend or other distribution, then the date upon which the resolution of the Board declaring the dividend or other distribution is adopted shall be the record date for the determination of the Shareholders. The Shareholders upon any record date shall be the Shareholders as of the close of business on that record date.

         Section 3.05. Notice of Meetings. A written or printed notice, stating the place, day and hour of each annual and special meeting of Shareholders, and, in the case of a special meeting or when otherwise required by any provision of the Act, the Articles or these By-Laws, the purpose or purposes for which the meeting is called, shall be delivered or mailed by the Secretary or by the persons calling the meeting to each Shareholder at the time entitled to vote, at such address as appears on the records of the Corporation, at least 10 and not more than 60 days before the date of the meeting. Notice of any special meeting called at the written demand of Shareholders shall be delivered or mailed within 60 days of the Secretary's receipt of such demand. Notice given in accordance with these

By-Laws is effective when mailed. Each Shareholder who has in the manner provided in Section 3.06 of these By-Laws waived notice of a meeting of Shareholders, or who personally attends a meeting of Shareholders, or is represented thereat by a duly authorized proxy complying with the requirements hereinafter set forth, shall be conclusively presumed to have been given due notice of such meeting.

         Section 3.06. Waiver of Notice. Notice of any annual or special meeting of Shareholders may be waived in writing by any Shareholder before or after the date and time of the meeting specified in the notice thereof by a written waiver delivered to the Corporation for inclusion in the minutes or filing with the corporate records. A Shareholder's attendance at any meeting in person or by proxy shall constitute a waiver of (a) notice of such meeting, unless the Shareholder at the beginning of the meeting objects to the holding of or the transaction of business at the meeting, and (b) consideration at such meeting of any business that is not within the purpose or purposes described in the meeting notice, unless the Shareholder objects to considering the matter when it is presented.

         Section 3.07. Addresses of Shareholders. The address of each holder of Class A Stock shall be deemed to be the same address as the latest address of such Shareholder appearing on the records maintained by the Transfer Agent. The address of each holder of Class B Stock shall be deemed to be the same address as the latest address of such Shareholder appearing on the records maintained by the Secretary of the Corporation.

         Section 3.08. Shareholders Lists. Before each meeting of Shareholders, a complete list of the Shareholders entitled to notice of such meeting, arranged in alphabetical order by class of shares, and showing the address of, and the number of shares entitled to vote held by, each Shareholder (the "Shareholders Lists"), shall be prepared. Beginning five business days before the meeting and continuing throughout the meeting, the Shareholders Lists shall be on file at the Principal Office or at the place identified in the meeting notice in the city where the meeting will be held, and shall be available for inspection by any Shareholders entitled to vote at the meeting. On written demand, made in good faith and for a proper purpose and describing with reasonable particularity the Shareholder's purpose, and if the Shareholders Lists are directly connected with the Shareholder's purpose, a Shareholder (or such Shareholder's agent or attorney authorized in writing) shall be entitled to inspect and to copy the Shareholders Lists, during regular business hours and at the Shareholder's expense, during the period the Shareholders Lists are available for inspection. The Shareholders Lists shall be the only evidence as to the Shareholders entitled to examine the Shareholders Lists or to vote at any meeting of the Shareholders.

         Section 3.09. Proxies. A Shareholder entitled to vote at any meeting may vote either in person or by proxy executed in writing by the Shareholder or a duly authorized attorney-in-fact of such Shareholder. For purposes of this Section, a proxy granted by telegram, telex, telecopy or other document transmitted electronically for or by a Shareholder shall be deemed "executed in writing by the Shareholder." The general proxy of a fiduciary shall be given the same effect as the general proxy of any other
Shareholder. No proxy shall be valid after eleven months from the date of its execution unless a longer or shorter time is expressly provided therein. An appointment of a proxy is revocable by a Shareholder unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest.

         Section 3.10. Quorum. At any meeting of Shareholders, the holders of a majority of the outstanding shares which may be voted on the business to be transacted, represented thereat in person or by proxy, shall constitute a quorum, and a majority vote of such quorum shall be necessary for the transaction of such business at the meeting, unless a greater number is required by the Articles, these By-Laws, the Act, or any other applicable laws. In case a quorum of a voting group shall not be present at any meeting, the holders of record of a majority of such shares of that group so present in person or by proxy may adjourn the meeting from time to time, without notice, other than announcement at the meeting, unless the date of the adjourned meeting requires that the Board fix a new record date therefor, in which case notice of the adjourned meeting shall be given. At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally scheduled. If the matter to be voted on at a meeting requires the affirmative vote of holders of both Class A Stock and Class B Stock voting separately as two groups, action on that matter is taken only when voted upon by each group. A matter may be voted on by one voting group at a meeting even though no vote is taken by the other voting group.


                                    ARTICLE 4

                             THE BOARD OF DIRECTORS


         Section 4.01. Number of Members. The business and affairs of the Corporation shall be managed under the direction of a Board of 11 Directors.

         Section 4.02. Qualification of Members. Each Director shall be an adult individual. Members of the Board need not be Shareholders and need not be residents of the State of Indiana. At least a majority of the Directors shall be citizens of the United States.

         Section 4.03. Election of Members. At each annual meeting of the Shareholders, the Shareholders shall elect Directors in accordance with the Articles. Each Director shall be elected for a term of one year and shall hold office until the next ensuing annual meeting of the Shareholders or until his successor shall have been duly elected and qualified. Each Director shall be deemed to have qualified as such upon his election. No decrease in the number of Directors at any time provided for by these ByLaws shall have the effect of shortening the term of any incumbent Director.

         Section 4.04. Vacancies. Any vacancy occurring in the Board, including a vacancy resulting from an increase in the number of Directors, may be filled by the Board, or if the Directors remaining in office constitute fewer than a quorum of the Board, they may fill the vacancy by the affirmative vote of a majority of all the Directors remaining in office. Each Director so chosen shall hold office until the expiration of the term of the Director, if any, whom he has been chosen to succeed, or, if none, until the expiration of the term designated by the Board for the directorship to which he has been elected, or until his earlier removal, resignation, death, or other incapacity.

         Section 4.05. Removal of Members. Any Director may be removed, with or without cause, at any meeting of the Shareholders by the affirmative vote of a majority in number of shares of the Shareholders of record present in person or by proxy and entitled to vote for the election of such Director, if notice of the intention to act upon such matter shall have been given in the notice calling such meeting. If the notice calling such meeting shall so provide, the vacancy caused by the removal may be filled at the meeting by vote of a majority of the Shareholders present and entitled to vote for such Director.

         Section 4.06. Resignation of Members. Any Director may resign at any time by delivering written notice of his resignation to the Board, the Chairman of the Board, or the Secretary. The resignation shall take effect at the time specified in the written notice or when it is delivered, and, unless otherwise specified in the written notice, the acceptance of the resignation shall not be necessary to make it effective.

         Section 4.07. Annual Meeting. The Board shall meet each year immediately after the annual meeting of the Shareholders for the purpose of electing officers and considering any other business that may properly be brought before the meeting. No notice of any kind shall be necessary for the holding of this annual meeting. If such meeting is not held as provided, the election of Officers may be held at any subsequent duly constituted meeting of the Board.

         Section 4.08. Regular Meetings. Regular quarterly meetings of the Board may be held with notice by letter, telegram or cable, or without any notice whatever, and at such places and times as may be fixed from time to time by the Board.

         Section 4.09. Special Meetings. Special meetings of the Board may be called at any time, or from time to time, and shall be called on the written request of at least two Directors, the Chairman of the Board, or the President, by causing the Secretary or any Assistant Secretary to give to each Director, either personally or by mail, telephone, telegraph, teletype or other form of wire or wireless communication at least two days notice of the date, time and place of such meeting. Special meetings shall be held at the Principal Office or at such other place, within or without the State of Indiana, as shall be specified in the respective notices or waivers of notice thereof. A Director may waive notice of any special meeting of the Board before or after the date and time stated in the notice by a written waiver signed by the Director and filed with the minutes or corporate records. A Director's attendance at or participation in a special meeting waives any required notice to the Director of the meeting unless the Director at the beginning of the meeting (or promptly upon the Director's arrival) objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

         Section 4.10. Meeting by Telephone, Etc. Any or all of the members of the Board may participate in a meeting of the Board, or conduct a meeting through the use of, any means of communication by which all persons participating may simultaneously hear each other during the meeting, and participation in a meeting using these means constitutes presence in person at the meeting.

         Section 4.11. Quorum. At all meetings of the Board, a majority of the number of Directors designated for the full Board shall be necessary to constitute a quorum for the transaction of any business, except (a) that for the purpose of filling of vacancies of the Board a majority of Directors then in office shall constitute a quorum, and (b) that a lesser number may adjourn the meeting from time to time until a quorum is present. The affirmative vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board, unless the act of a greater number is required by the Articles, these By-Laws, the Act, or any other applicable laws. A Director who is present at a meeting of the Board at which action on any corporate matter is taken shall be deemed to have assented to the action taken unless (a) his dissent shall be affirmatively stated by him at and before the adjournment of such meeting (in which event the fact of such dissent shall be entered by the Secretary of the meeting in the minutes of the meeting), or (b) he delivers written notice of his dissent or abstention to the chairman of the meeting before its adjournment or to the Secretary of the Corporation immediately after adjournment of the meeting. The right of dissent or abstention provided for by either Clause (a) or Clause (b) of the immediately preceding sentence shall not be available, in respect of any matter acted upon at any meeting, to a Director who voted at the meeting in favor of such matter and did not change his vote prior to the time that the result of the vote on such matter was announced by the chairman of the meeting.

         Section 4.12. Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting if the action is taken by all members of the Board. The action must be evidenced by one or more written consents describing the action taken, signed by each member of the Board, and included in the minutes or filed with the corporate records reflecting the action taken. Action taken under this section is effective when the last member of the Board signs a written consent, unless the consent specifies a different prior or subsequent effective date.

         Section 4.13. Powers of Directors. The Board shall exercise all the powers of the Corporation, subject to the restrictions imposed by the Articles, these By-Laws, the Act or any other applicable laws.

         Section 4.14. Dividends. The Board shall have power, subject to any restrictions contained in the Articles, the Act, or any other applicable laws, to declare and pay dividends upon Class A Stock and Class B Stock. Before the payment of any dividend, or the distribution of any profits, there may be set aside out of the net profits of the Corporation such sum or sums as the Directors, from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies or for equalizing dividends, or for such other purpose as the Directors think conducive to the interests of the Corporation.

         Section 4.15. Compensation of Directors. The Board is empowered and authorized to fix and determine the compensation of Directors for attendance at meetings of the Board and for any additional services any of the Directors may perform for the Corporation.


                                    ARTICLE 5

                      COMMITTEES OF THE BOARD OF DIRECTORS


         Section 5.01. Creation of Committees. The Board may create one or more committees (including an executive committee) and appoint members of the Board to serve on them. Each committee may have one or more members, who serve at the pleasure of the Board. The creation of a committee and appointment of members to it must be approved by the greater of: (a) a majority of all the Directors in office when the action is taken; or (b) the number of Directors required by the Articles or these By-Laws to take action under the Act.

         Section 5.02. Powers of a Committee. To the extent specified by the Board, each committee may exercise the authority of the Board. A committee may not, however (a) authorize distributions, except a committee (or an executive officer of the Corporation designated by the Board) may authorize or approve a reacquisition of shares or other distribution if done according to a formula or method, or within a range, prescribed by the Board; (b) approve or propose to Shareholders action that the Act requires to be approved by Shareholders; (c) fill vacancies on the Board or on any of its committees; (d) adopt, amend, or repeal any of these By-Laws; (e) approve a plan of merger not requiring Shareholder approval; or (f) authorize or approve the issuance or sale, or a contract for sale, of shares, or determine the designation and relative rights, preferences, and limitations of a class or series of shares, except that the Board may authorize a committee of the Board (or executive officer designated by the Board) to take the action described in this Clause (f) within limits prescribed by the Board.

         Section 5.03. Meetings; Procedure; Quorum; Etc. The principles set forth in Sections 4.08 through 4.12 of these ByLaws dealing with meetings, action without a meeting, notice and waiver of notice, and quorum and voting requirements of the Board apply to the committees and their members as well.


                                    ARTICLE 6

                                  THE OFFICERS


         Section 6.01. Number of Officers. The Officers of the Corporation shall consist of the Chairman of the Board, the President, one or more Vice-Presidents, a Secretary, and such other Officers as may be chosen by the Board or by an Officer duly authorized by the Board to choose other Officers, at such time and in such manner and for such terms as the Board or such duly authorized Officer may determine. Any two or more offices may be held by the same person. The Officers of the Corporation may also include a Chairman of the Executive Committee, if there be such a Committee.

         Section  6.02.   Qualifications  of  Officers.   Each  Officer  of  the
Corporation shall be an adult individual. The Chairman of the Board, the Chairman of the Executive Committee, if there be such a Committee, and the President shall each be a duly elected and qualified member of the Board. The officers of the Corporation need not be Shareholders and need not be residents of the State of Indiana or citizens of the United States of America.

         Section 6.03. Election and Appointment of Officers. The Officers shall be chosen by the Board or by an Officer duly elected or appointed and duly authorized by the Board. Each Officer shall hold office until his successor is chosen, until his death, until he shall have resigned, or until he shall have been removed in the manner hereinafter provided. Each Officer shall be deemed to have qualified as such upon his election or appointment.

         Section 6.04. Removal of Officers. Any Officer may be removed at any time, with or without cause, by the Board by vote of a majority of the actual number of Directors elected and qualified, from time to time (or by the Officer who appointed him if he was appointed by an Officer), whenever in its or his judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

         Section 6.05. Resignation of Officers. Any Officer of the Corporation may resign at any time by delivering written notice of his resignation to the Board, the Chairman of the Board, the Secretary, or to the Officer who appointed him if he was appointed by an Officer. The resignation shall take effect when delivered, unless the notice specifies a later effective date. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board (or the Officer who appointed the resigning Officer, if he was appointed by an Officer) may fill the pending vacancy before the effective date if the successor does not take office until the effective date. Unless otherwise specified in the written notice, the acceptance of the resignation shall not be necessary to make it effective.

         Section 6.06. Vacancies. Any vacancy in any office, for any cause, shall be filled for the unexpired portion of the term in the manner prescribed in these By-Laws for election or appointment to such office.

         Section 6.07. The Chairman of the Board. The Chairman of the Board shall be a Director. He shall preside at all meetings of the Board and the Shareholders and shall have general supervision and direction over the business and affairs of the Corporation, subject to the control of the Board. He shall, in general, discharge all the duties which devolve upon a presiding officer and perform all duties incident to the office of Chairman of the Board. The Chairman of the Board is hereby authorized to choose Vice-Presidents, Assistant Vice Presidents and Assistant Secretaries, in addition to those elected by the Board. He shall also perform such other duties as, from time to time, may be assigned to him by the Board.

         Section 6.08. The Chairman of the Executive Committee. The Chairman of the Executive Committee, if any, shall be chosen from among the Directors. He shall have general supervision and direction over the business and affairs of the Executive Committee, subject, however, to the control of the Board and the Executive Committee. He shall, in general, perform all duties incident to the office of the Chairman of the Executive Committee and such other duties as, from time to time, may be assigned to him by the Board or the Executive Committee.

         Section 6.09. The President. The President shall be a Director. He shall have active executive management of the operation of the Corporation, subject, however, to the control of the Board, the Chairman of the Board, the Executive Committee, if any, and the Chairman of the Executive Committee, if any. He shall, in general, perform all duties incident to the office of President and such other duties as, from time to time, may be assigned to him by the Board, the Chairman of the Board, the Executive Committee, if any, or the Chairman of the Executive Committee, if any.

         Section 6.10. The Vice-Presidents. Each of the Vice- Presidents shall have such powers and perform such duties as are implicit in the portfolio to which he is elected and as the Board or the Chairman of the Board may, from time to time, prescribe or as the President may, from time to time, delegate to him.

         Section 6.11. Assistant Vice-Presidents. One or more Assistant Vice-Presidents may be appointed by the Chairman of the Board or the President and shall perform such duties as are from time to time delegated to him or them by the Chairman of the Board, the President or the Board.

         Section 6.12. The Secretary. The Secretary shall attend all meetings of the Shareholders and of the Board, and shall keep or cause to be kept in a book provided for the purpose a true and complete record of the proceedings of such meetings, and shall perform a like duty, when required, for all committees created by the Board. The Secretary shall authenticate the records of the Corporation when necessary and shall exercise and perform such other powers and duties as these By-Laws, the Board, the Chairman of the Board, or the President may prescribe. The Secretary shall give all notices of the Corporation and, in case of the Secretary's absence, negligence, or refusal so to do, any notice may be given by a person so directed by the Chairman of the Board or the President or by the requisite number of Directors or Shareholders upon whose request the meeting is called as provided by these By-Laws.

         Section 6.13. Assistant Officers. The Board or an Officer duly appointed by the Board may from time to time designate assistant Officers who shall exercise and perform such powers and duties as the Officers whom they are elected to assist shall specify and delegate to them, and such other powers and duties as these By-Laws, the Board, its Chairman, or the President may prescribe. An Assistant Secretary may, in the absence or disability of the Secretary, attest the execution of all documents by the Corporation.

         Section 6.14. Function of Offices. The offices of the Corporation are established in order to facilitate the day to day administration of the affairs of the Corporation in the ordinary course of its business and to provide an organization capable of executing and carrying out the decisions and directions of the Board of Directors. The officers of the Corporation shall have such powers and perform such duties as may be necessary or desirable to conduct and effect all transactions in the ordinary course of the business of the Corporation without further authorization by the Board of Directors and such further powers

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



as are granted by these By-Laws or are otherwise granted by the Board of Directors.

         Section 6.15. Delegation of Authority. In case of the absence of any Officer of the Corporation, or for any other reason that the Board may deem sufficient, the Board may delegate the powers or duties of such Officer to any other Officer or to any Director, for the time being.

         Section 6.16. Compensation of Officers. The salaries or other compensation of the Officers of the Corporation shall be fixed from time to time by the Board, by a committee of Board members duly designated by the Board, or in the case of an Officer appointed by a duly designated Officer, by such Officer.


                                    ARTICLE 7

                             LIMITATION OF LIABILITY


         Section 7.01. General Limitation. No Officer or General Manager shall be liable for any loss or damage suffered by the Corporation because of any action taken or not taken by such Officer or General Manager, as such, if, in taking or omitting to take any action causing such loss or damage, either (a) such Officer or General Manager acted (1) in good faith, (2) with the care an ordinarily prudent person in a like position would have exercised under similar circumstances, and (3) in a manner such Officer or General Manager reasonably believed was in the best interests of the Corporation, or (b) such Officer's or General Manager's breach of or failure to act in accordance with the standards of conduct set forth in Clause (a) hereof did not constitute willful misconduct or recklessness.

         Section 7.02. Savings Clause. This Article 7 shall not be construed to subject any person to liability to the Corporation for loss or damage suffered by the Corporation because of any action taken or not taken by such person for which such person would not otherwise be liable to the Corporation under applicable common and statutory law.



                                    ARTICLE 8

                                 INDEMNIFICATION

         Section 8.01. Indemnification of Officers and Employees. The Corporation shall, to the extent to which it is empowered to do so by the Act, or any other applicable laws, as from time to time in effect, indemnify any Officer or employee of the Corporation who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or

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



investigative and whether formal or informal (an "Action"), by reason of the fact that he is or was an Officer or employee of the Corporation or who, while serving as such Officer or employee of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent (an "Authorized Capacity") of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, whether for profit or not (individually, "Another Entity"), against expenses, including attorney's fees ("Expenses"), judgments, penalties, fines (including excise taxes assessed with respect to employee benefit plans) and amounts paid in settlement actually and reasonably incurred by him in connection with such Action if such person acted in good faith and in a manner he reasonably believed, in the case of conduct in his official capacity, was in the best interests of the Corporation, and in all other cases, was not opposed to the best interests of the Corporation, and, with respect to any criminal Action, he either had reasonable cause to believe his conduct was lawful or no reasonable cause to believe his conduct was unlawful. The termination of any Action by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not meet the prescribed standards of conduct.

         Section 8.02. Indemnification Procedure. Unless ordered by a court, any indemnification of any person under Section 8.01 shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of such person is proper in the circumstances because he met the applicable standards of conduct. Such determination shall be made (a) by the Board, by a majority vote of a quorum consisting of Directors who are not at the time parties to the Action involved ("Parties"), or (b) if a quorum cannot be obtained under Clause (a), by a majority vote of a committee duly designated by the Board (in which designation Directors who are Parties may participate), consisting solely of two or more Directors who are not at the time Parties, or
(c) by written opinion of special legal counsel (1) selected by the Board or a committee composed of Directors duly designated by the Board as such (a "Committee") in the manner prescribed in Clauses (a) or (b), respectively, or
(2) if a quorum cannot be obtained and a Committee cannot be designated under Clauses (a) and (b), respectively, selected by a majority of the full Board, in which selection Directors who are Parties may participate, or (d) by the Shareholders who are not at the times Parties, voting together as a single class; and provided, further, that shares owned by or voted under the control of Directors who are at the time Parties may not be voted on the determination. Authorization of indemnification and evaluation as to the reasonableness of Expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination is made by special legal counsel, authorization of indemnification and evaluation as to reasonableness of Expenses shall be made by those entitled under Clause (c) to select counsel.


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



         Section 8.03. Good Faith Defined. For purposes of any determination under Section 8.01, an Officer or employee of the Corporation shall be deemed to have acted in good faith and to have otherwise met the applicable standard of conduct set forth in Section 8.01 if his action is based on information, opinions, reports, or statements, including financial statements and other financial data, prepared or presented by (a) one or more Officers, employees, or agents of the Corporation or another enterprise whom he reasonably believes to be reliable and competent in the matters presented; (b) legal counsel, public accountants, appraisers or other persons as to matters he reasonably believes are within the person's professional or expert competence; or (c) a Committee, or a committee of the board of directors of another enterprise, of which the person is not a member, if he reasonably believes the Committee or committee, respectively, merits confidence. The term "another enterprise" as used in this
Section 8.03 shall mean Another Entity of which such Officer or employee of the Corporation is or was serving at the request of the Corporation in an Authorized Capacity. The provisions of this Section 8.03 shall not be deemed to be exclusive or to limit in any way the circumstances in which an Officer or employee of the Corporation may be deemed to have met the applicable standards of conduct set forth in Section 8.01.

         Section 8.04. Payment of Expenses in Advance. Expenses reasonably incurred in connection with any Action by any Officer or employee of the Corporation may be paid or reimbursed by the Corporation in advance of the final disposition of such Action as authorized in the specific case in the same manner described in Section 8.03 upon receipt of a written affirmation of such Officer's or employee's good faith belief that he has met the standards of conduct described in Section 8.01 and upon receipt of a written undertaking by or on behalf of such Officer or employee to repay such amount if it shall ultimately be determined that he did not meet the applicable standards of conduct and a determination is made under the procedure set forth in Section
8.03 that the facts then known to those making the determination would not preclude indemnification under this Article 8. Such an undertaking must be an unlimited general obligation of the person making it, but need not be secured and may be accepted by the Corporation without reference to such person's financial ability to make repayment.

         Section 8.05. Rights Not Exclusive. The indemnification provided in this Article 8 (a) shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under (1) any law, (2) the Articles, (3) any resolution of the Board or of the Shareholders, (4) any other authorization, whenever adopted, after notice, by a majority vote of all shares entitled to vote thereon, (5) any contract, or (6) the articles of incorporation, code of by-laws or other governing documents, or any resolution of or other authorization by the directors, shareholders, partners, trustees, members, owners or governing body, of Another Entity; (b) shall inure to the benefit of the

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



heirs, executors and administrators of such a person; and (c) shall continue as to any such person who has ceased to be an Officer or employee of the Corporation or to be serving in an Authorized Capacity for Another Entity.

         Section 8.06. Vested Right to Indemnification. The right of any person to indemnification under this Article 8 shall vest at the time of occurrence or performance of any event, act or omission giving rise to the Action for which indemnification is sought, and, once vested, shall not later be impaired as a result of any amendment, repeal, alteration or other modification of any or all of these provisions. Notwithstanding the foregoing, the indemnification afforded under this Article 8 shall be applicable to all alleged prior acts or omissions of any person seeking indemnification hereunder, regardless of the fact that such alleged prior acts or omissions may have occurred prior to the adoption of this Article 8. To the extent such prior acts or omissions cannot be deemed to be covered by this Article 8, the right of any individual to indemnification shall be governed by the indemnification provisions in effect at the time of such prior acts or omissions.

         Section 8.07. Additional Definitions. For purposes of this Article 8, references to the "Corporation" shall include any domestic or foreign predecessor entity of the Corporation in a merger or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

         For purposes of this Article 8, serving an employee benefit plan at the request of the Corporation shall include any service as an Officer or employee of the Corporation which imposes duties on, or involves services by such Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries. A person who acted in good faith and in a manner be reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interest of the Corporation" referred to in this Article 8.

         For purposes of this Article 8, "party" includes any individual who is or was a plaintiff, defendant or respondent in any action, suit or proceeding, or who is threatened to be made a named defendant or respondent in any action, suit or proceeding.

         For purposes of this Article 8, "official capacity," when used with respect to an Officer, employee of the Corporation, or agent of the Corporation, shall mean the office in the Corporation held by the Officer or the employment or agency relationship undertaken by the employee or agent on behalf of the Corporation. "Official Capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, employee benefit plan, or other enterprise, whether for profit or not.


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



         Section 8.08. Payments as a Business Expense. Any payments made to any indemnified party under this Article 8 or under any other right to indemnification shall be deemed to be an ordinary and necessary business expense of the Corporation, and payment thereof shall not subject any person responsible for the payment, or the Board, to any action for corporate waste or to any similar action.


                                    ARTICLE 9

                              MISCELLANEOUS MATTERS

         Section 9.01. Fiscal Year. The fiscal year of the Corporation shall begin on the first day of December of each year and shall end on the last day of November next ensuing.

         Section 9.02. Place of Keeping Corporate Books and Records. The Corporation shall keep at its Principal Office a copy of (a) the Articles and all amendments thereto currently in effect; (b) the By-Laws and all amendments thereto currently in effect; (c) resolutions adopted by the Board with respect to the shares of the Corporation and fixing their relative rights, preferences, and limitations, if shares issued pursuant to these resolutions are outstanding;
(d) minutes of all meetings of the Shareholders and records of all actions taken by the Shareholders without a meeting (collectively, "Shareholders Minutes") for the prior three years; (e) all written communications by the Corporation to the Shareholders, including the financial statements furnished by the Corporation to the Shareholders for the prior three years; (f) a list of the names and business addresses of the current Directors of the Corporation; and (g) the most recent Annual Report of the Corporation as filed with the Secretary of State of Indiana. The Corporation shall also keep and maintain at its Principal Office, or at such other place or places within or without the State of Indiana as may be provided, from time to time, in these By-Laws, (a) minutes of all meetings of the Board and of each committee, and records of all actions taken by the Board and by each committee without a meeting; (b) Shareholders Minutes; (c) appropriate accounting records of the Corporation; and (d) a record of the Shareholders in a form that permits preparation of a list of the names and addresses of all the Shareholders, in alphabetical order by class of shares, stating the number and class of shares held by each Shareholder. All of the records of the Corporation described in this Section shall be maintained in written form or in another form capable of conversion into written form within a reasonable time.

         Section 9.03. Seal. The seal of the Corporation shall be circular in form and mounted upon a metal die, suitable for impressing the same upon paper. About the upper periphery of the seal shall appear the words "Lilly Industries, Inc." and about the lower periphery thereof the word "Indianapolis." In the center of the seal shall appear the words and figures "Lilly," encircled with an ellipse, and "Since 1865."

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




         Section 9.04. Execution of Negotiable Instruments. All checks, drafts, bills of exchange and orders for the payment of money by the Corporation shall, unless otherwise directed by the Board, or unless otherwise required by law, be signed by any two of the following Officers: The Chairman of the Board, the President, any Vice-President or the Secretary. The Board may, however, authorize any one or more of the Officers to sign checks, drafts, bills of exchange and orders for the payment of money by the Corporation singly and without necessity of countersignature; and the Board may designate any other employee or employees of the Corporation, who may, in the name of the Corporation, execute checks, drafts, bills of exchange and orders for the payment of money by the Corporation or in its behalf.

         Section 9.05. Execution of Deeds, Contracts, Etc. All deeds, notes, bonds and mortgages made by the Corporation and all other written contracts and agreements, other than those executed in the ordinary course of business, to which the Corporation shall be a party shall be executed in its name by the Chairman of the Board, the President, a Vice-President or by any other Officer so authorized by the Board, acting by resolution; and, the Secretary, or Assistant Secretary, when necessary or required, shall attest the execution thereof.

         Section 9.06. Ordinary Contracts and Agreements. All written contracts and agreements (including checks) into which the Corporation enters in the ordinary course of business operations shall be executed by any Officer or by any other employee of the Corporation designated by the Board, the Chairman of the Board, the President, or any Vice-President to execute such contracts and agreements.

         Section 9.07. Endorsement of Certificates for Shares. Unless otherwise directed by the Board, any share or shares issued by any corporation and owned by the Corporation (including reacquired shares of the Corporation) may, for sale or transfer, be endorsed in the name of the Corporation by the Chairman of the Board, the President or a Vice-President, and the Secretary or an Assistant Secretary, when necessary or required, shall attest such endorsement.

         Section 9.08. Voting of Shares Owned by Corporation. Unless otherwise directed by the Board, any share or shares issued by any other corporation and owned or controlled by the Corporation may be voted at any shareholders' meeting of such other corporation by the Chairman of the Board, the President, or in their absence by a Vice-President or the Secretary. Whenever, in the judgment of the Chairman of the Board or the President, it is desirable for the Corporation to execute a proxy or give a Shareholder's consent in respect to any share or shares issued by any other corporation and owned by the Corporation, such proxy or consent shall be executed in the name of the Corporation by the Chairman of the Board, the President, a Vice-President, or the Secretary. Any person or person designated in the manner above stated as the proxy or proxies of the Corporation shall have full right, power and authority to vote the share or shares issued by such other corporation and owned by the Corporation in the same manner as such share or shares might be voted by the Corporation.


                                   ARTICLE 10

                                   AMENDMENTS

         The power to make, alter, amend or repeal these By-Laws is vested in the Board, but the affirmative vote of a number of Directors equal to a majority of the number who would constitute a full Board at the time of such action shall be necessary to take any action for the making, alteration, amendment or repeal of these By-Laws.













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